SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 19, 2010
Date of Report (Date of earliest event reported)

Discovery Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100
Warrington, Pennsylvania 18976
(Address of principal executive offices)

(215) 488-9300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 19, 2010, Discovery Laboratories, Inc. (the “Company”) issued a press release announcing that the revalidation of its optimized fetal rabbit Biological Activity Test (an important quality control release and stability test) has been completed.  The optimization and successful revalidation of the BAT is a key milestone in the Company’s plans to resolve the sole remaining Chemistry, Manufacturing & Control issue necessary to potentially gain U.S. Food and Drug Administration ("FDA") marketing approval for Surfaxin® (lucinactant) for the prevention of  Respiratory Distress Syndrome ("RDS") in premature infants.  The safety and efficacy of Surfaxin for neonatal RDS has been previously demonstrated in a comprehensive Phase 3 clinical program.  If approved, Surfaxin would be the first synthetic, peptide-containing surfactant for commercial use in neonatal medicine.

The information in this Form 8-K includes certain “forward-looking” statements relating, among other things, to the Company’s understanding of the remaining questions that must be addressed to gain FDA approval of Surfaxin.  Although the Company currently believes that it may still succeed in gaining approval of its New Drug Application for Surfaxin for the prevention of RDS in premature infants, these activities and the ultimate outcomes remain subject to a variety of risks and uncertainties that could cause actual results to be materially different.  These risks and uncertainties include, but are not limited to, risks that (i) the FDA may not approve Surfaxin or may subject the marketing of Surfaxin to onerous requirements that significantly impair marketing activities; and (ii) the Company may identify unforeseen problems that have not yet been discovered or the FDA could in the future impose additional requirements to gain approval of Surfaxin.  Any failure to secure FDA approval or further delay associated with the FDA’s review process could potentially delay or prevent the approval of Surfaxin or the Company’s other products and would have a material adverse effect on the Company’s business.

The press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated May 19, 2010

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Laboratories, Inc.

By:	/s/ W. Thomas Amick
Name:	W. Thomas Amick
Title:	Chairman of the Board and Chief
Executive Officer

Date:  May 21, 2010